SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):            April 27, 2004

ADVANCED MATERIALS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-16401	33-0215295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20211 S. Susana Road, Rancho Dominguez, CA 90221
(Address of Principal Executive Officers) (Zip Code)

Registrant’s telephone number, including area code:        (310) 537-5444

Not Applicable

(Former name or former address, if changes since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release, dated April 27, 2004, issued by Advanced Materials Group, Inc.

ITEM 9.  REGULATION FD DISCLOSURE

The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 27, 2004, Advanced Materials Group, Inc. announced financial results for the quarter and the fiscal year ended November 30, 2003.  A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004

ADVANCED MATERIALS GROUP, INC.

	By:	/s/ Robert E. Delk
Chief Executive Officer